EXHIBIT 23.1
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                        INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in the Registration Statement of C-Cube Microsystems Inc. on Form S-8 of the reports of Deloitte & Touche LLP dated January 17, 1996 appearing in the Annual Report on Form 10-K of C-Cube Microsystems Inc. for the year ended December 31, 1995.

                                       /s/ Deloitte & Touche LLP


                                       Deloitte & Touche LLP

Palo Alto, California
May 10, 1996

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